UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02340

Montgomery Street Income Securities, Inc.

(Exact name of registrant as specified in charter)

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

(Address of principal executive offices)

Mark D. Nerud, President

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5801

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Report to Stockholders.

Montgomery Street

Income Securities, Inc. (MTS)

Annual Report to Stockholders

December 31, 2014

Montgomery Street Income Securities, Inc.

Portfolio Manager Review (Unaudited)

Portfolio Return

Montgomery Street Income Street Securities, Inc. (the “Fund”) had a total return based on net asset value (“NAV”) of 6.25% for the twelve-month period ended December 31, 2014. The total return of the Fund, based on the market price of its New York Stock Exchange traded shares, was 10.57% for the same period.1 The Fund’s NAV total return outperformed the Barclays U.S. Aggregate Bond Index, the Fund’s benchmark, which posted a total return of 5.97% for the twelve-month period.2

Market Review

Both uncertainty and volatility increased at the start of 2014 amid geopolitical tensions and weak economic data. An uncharacteristically cold winter took a toll on the U.S. economy, resulting in a weak first quarter U.S. gross domestic product (“GDP”) rate of -2.9%. On the global front, rising geopolitical tensions between Russia and Ukraine led to volatile swings in financial markets.

Despite the weak first quarter, the U.S. Federal Reserve (“Fed”) continued tapering its asset purchases and remained on track to conclude its purchases by year-end. The Fed also took considerable steps to strengthen its forward guidance on the policy rate. In Fed Chair Janet Yellen’s first statement in March, the Fed placed greater emphasis on inflation and other “measures of labor market conditions” as more appropriate barometers for determining the timing of the first interest rate hike. In Europe, the European Central Bank announced new easing measures, including a historic negative rate on deposits, policy rate cut, and targeted long-term refinancing operations.

Improving global economic data in the second quarter, supportive central banks, and easing of global political risks led to sizable market gains overall with the S&P 500 Index hitting an all-time high. Global fixed income markets also posted strong returns, benefitting from rate declines across most maturities and investors beginning to embrace the view that policy rates would remain lower than historical norms suggested.

The third quarter was marked by geopolitical tension and diverging markets. Most developed market government yields were led lower by easy central bank policies, while credit markets backed up. Equity markets somersaulted their way to modest gains in the U.S., but were flat or slightly negative in many other regions. U.S. growth became more sure-footed, but the Eurozone recovery sputtered and growth decelerated in parts of Asia.

Evidence of global growth divergence was further borne out in the final quarter of 2014, but the defining event of the quarter was the sharp decline in oil prices and accompanying market volatility. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. The uneven growth and drop in oil led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised.

[1]

Total return based on NAV reflects changes in the Fund’s net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund’s shares traded during the period. Past results are not necessarily indicative of the future performance of the Fund. Investment return and principal value will fluctuate.

[2]

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset backed securities and commercial mortgage backed securities. The Index does not include exposure to high yield securities, non-dollar securities or cash. Index returns assume reinvestment of dividends and interest, but unlike Fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Montgomery Street Income Securities, Inc.	1

Montgomery Street Income Securities, Inc.

Portfolio Manager Review (Unaudited)

U.S. Treasury Bond Yield Curve (Unaudited)

Source: Bloomberg

Performance is historical and does not guarantee future results.

Fund Performance

Given its primary focus on income generation, the Fund remained overweight investment grade credit throughout the year, which contributed to performance despite general interest rate spread widening over Treasuries. This is attributed to both yield and security selection. The yield to maturity for the Fund at the end of 2014 was 3.38%, versus 2.17% for the benchmark. Tactical positioning within the high yield sector was modestly positive for returns, as security selection and yield more than offset the impact from an increase in credit spread over Treasuries. From a yield curve positioning standpoint, the Fund was focused on intermediate maturities and was underweight the long end of the yield curve, which detracted from returns given the rally in longer-dated maturities as seen in the chart above. In Europe, select exposures to peripheral nations such as Italy and Spain added to returns as yields fell over the year. An underweight to select Agency mortgage-backed securities (“MBS”) detracted from performance as these securities outperformed; however, this was partially offset by a continued out of benchmark allocation to non-Agency MBS, included under “Other” in the sector distribution table on the next page, which have continued to outperform throughout the ongoing housing recovery. An overweight to emerging markets (“EM”) was a performance detractor in the second half of the year on the heels of spread widening. Lastly, defensive positioning against the Euro and Yen contributed to performance as these currencies depreciated versus the U.S. Dollar.

2	Montgomery Street Income Securities, Inc.

Montgomery Street Income Securities, Inc.

Portfolio Manager Review (Unaudited)

As seen in the sector distribution table below, as of year end, the investment concentration differences relative to the benchmark included an overweight to investment grade credit and EM, an out-of-index exposure to the high yield sector and the portfolio maintained an underweight to Agency MBS.

Sector Distribution (Unaudited)

As of December 31, 2014.

Sector distribution is subject to change.

Percentages are based on total investments, which include the market value of derivative instruments.

Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s exposure to U.S. interest rates, which was negative for returns due to a flattening yield curve, was partly facilitated through the use of interest rate swaps. In Mexico and Brazil, exposure to local interest rates via the use of interest rate swaps and zero coupon swaps contributed flat returns, as rates fell in these countries. A portion of the Fund’s investment grade credit portfolio, which was positioned to take advantage of lower interest rate volatility and tightening spreads, added to returns and was implemented via the use of credit default swaps.

Montgomery Street Income Securities, Inc.	3

Montgomery Street Income Securities, Inc.

Portfolio Manager Review (Unaudited)

Outlook

PIMCO, the portfolio manager, envisions growing dispersion in global growth and policy trends over the next twelve months. The U.S. economy should remain a bright spot as consumption and government spending rise, driving GDP growth. As the threat of deflation looms over the Eurozone, the European Central Bank is likely to expand easing measures in 2015. In Japan, growth-supportive reflationary policies are in place as the spotlight shifts to structural reforms. In China, policymaker comfort with a gradual moderation of growth suggests only modest additional easing to come. Lastly, differentiation among EM economies may become more pronounced as a result of the oil price decline and normalization of Fed policy.

This material contains the current opinions of the portfolio manager only through the end of the period of the report as stated on the cover. Such opinions are subject to change without notice and should not be construed as a recommendation.

The Fund may not be suitable for all investors and investment in the Fund involves risk. The Fund may be affected by risks that include specific issuer credit risk, sector concentration risk, market capitalization risk and international investing risk. The Fund invests in individual bonds whose yields and value fluctuate so that an investment in the Fund may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the price of the bonds, and thus the value of the Fund, can decline and the investor can lose principal value. The Fund’s investments are also subject to credit risk and liquidity risk. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivative investments are subject to a number of risks such as liquidity risk, regulatory risk, interest rate risk, market risk, leverage risk, counterparty risk, valuation risk, correlation or basis risk, credit risk and management risk. Emerging markets investments may involve greater risk resulting from; less developed and stable economic and political systems, restrictions on investment by foreigners, liquidity and price volatility, exchange controls, confiscations of private property and other government restrictions, security registration, settlement and custody issues. High-yield bonds, lower-rated bonds and unrated securities are typically more sensitive to adverse economic or political changes or individual developments specific to the issuer, which may result in higher default risk, volatility, lower interest income and market values. Mortgage-related and other asset-backed securities include interest rate risk, legal and documentation risk, extension or contraction/prepayment risk making them more sensitive to change in interest rates. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered or redeemed and often trade at a discount to their net asset value.

NOT FDIC/NCUA INSURED.    NO BANK GUARANTEE.    MAY LOSE VALUE.    NOT A DEPOSIT.

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY.

Past performance is no guarantee of future results.

This report is sent to stockholders of Montgomery Street Income Securities, Inc., for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

4	Montgomery Street Income Securities, Inc.

Montgomery Street Income Securities, Inc.

Other Information (Unaudited)

December 31, 2014

Market Price and Net Asset Value

The Fund’s market price was $16.44 as of December 31, 2014, compared with $15.54 as of December 31, 2013. The Fund’s shares traded at an 8.51% discount to NAV of $17.97 at December 31, 2014, compared to a 12.1% discount to NAV of $17.68 at December 31, 2013. Shares of closed-end funds frequently trade at a discount to NAV. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of Fund management. The Fund, therefore, cannot predict whether its shares will trade at, below or above its NAV.

The Fund’s market price is published daily in The New York Times and on The Wall Street Journal’s website at www.wsj.com. The Fund’s NAV is available daily on its website at www.montgomerystreetincome.com and published weekly in Barron’s.

Dividends Paid

The Fund paid dividends of $0.15 per share on May 12, 2014, August 11, 2014, November 10, 2014 and $0.28 per share on December 31, 2014.

Dividend Reinvestment and Cash Purchase Option

The Fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (“Plan”) for the automatic reinvestment of your dividends and capital gain distributions in shares of the Fund. Stockholders who participate in the Plan also can purchase additional shares of the Fund through the Plan’s voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan’s features, including the voluntary cash investment feature, are described on page 40 of this report.

Limited Share Repurchases

The Fund is authorized to repurchase a limited number of shares of the Fund’s common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the Plan with respect to income distributed for the second preceding calendar quarter. During 2014, there were 4,000 shares repurchased in each of the first, second, and third quarters and 3,000 shares repurchased in the fourth quarter. During the first quarter of 2015, 3,000 shares are expected to be repurchased.

Investment Portfolio

Following the Fund’s first and third quarter ends, a complete Investment Portfolio is filed with the U.S. Securities and Exchange Commission (“SEC”) on Form N-Q. The form is available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com, or on the SEC’s website at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting

Information about how the Fund voted any proxies related to its portfolio securities during the twelve-month period ended June 30, 2014 is available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or on the SEC’s website at www.sec.gov. A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 437-3938 or on the SEC’s website at www.sec.gov.

Under the Fund’s current policy, it is the intention of the Fund to invest exclusively in non-voting securities. Under normal circumstances, the Fund does not intend to hold voting securities. In the event that the Fund does come into possession of any voting securities, the Fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so. The Fund’s Board of Directors (the “Board”) may change this policy at any time.

Montgomery Street Income Securities, Inc.

Other Information (Unaudited)

December 31, 2014

Reports to Stockholders

The Fund’s annual and semiannual reports to stockholders will be mailed to stockholders, and also are available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or by calling (877) 437-3938. Those stockholders who wish to view the Fund’s complete Investment Portfolio for the first and third quarters may view the Fund’s Form N-Q, as described above in “Investment Portfolio.”

Change in Portfolio Manager

Effective January 12, 2015, Saumil H. Parikh resigned as co-portfolio manager of the Fund. Mark R. Kiesel of Pacific Investment Management Company LLC (“PIMCO”) continues as the sole portfolio manager of the Fund and, as such, is responsible for the day-to-day investment management of the Fund.

Investment Objectives

The primary investment objective of the Fund is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily comprised of debt securities. Capital appreciation is a secondary objective. The investment objectives of the Fund may be changed by the Board without stockholder approval. There can be no assurance that the investment objectives of the Fund will be attained. More information on the Fund’s Investment Objectives, Policies, Restrictions and Strategies is available at http://www.montgomerystreetincome.com, in the Investment Objectives and Strategies under “Financial Reports”.

Montgomery Street Income Securities, Inc.

Investment Portfolio

December 31, 2014

	Principal Amount ($)†	Value ($)

Corporate Bonds 59.5%

Consumer Discretionary 4.9%
Amazon.com Inc., 2.60%, 12/05/19	600,000	606,097
Cablevision Systems Corp. Term Loan B, 2.67%, 04/15/20 (a)	117,014	114,255
Charter Communications Operating LLC Term Loan, 3.00%, 07/01/20 (a)	498,734	488,450
COX Communications Inc., 6.25%, 06/01/18 (b)	263,000	296,962
CSC Holdings LLC, 8.63%, 02/15/19	2,000,000	2,325,000
Daimler Finance North America LLC, 3.00%, 03/28/16 (b)	300,000	307,436
Daimler Finance North America LLC, 3.88%, 09/15/21 (c) (d)	200,000	213,108
Harrah’s Operating Co. Inc., 11.25%, 06/01/17	350,000	256,550
Hilton Worldwide Finance LLC Term Loan B, 3.50%, 09/23/20 (a)	490,196	483,863
NBCUniversal Media LLC, 2.88%, 04/01/16	300,000	307,691
Nissan Motor Acceptance Corp., 2.65%, 09/26/18 (b)	400,000	407,311
Numericable U.S. LLC Term Loan B-1, 4.50%, 04/23/20 (a)	193,062	191,821
Numericable U.S. LLC Term Loan B-2, 4.50%, 04/23/20 (a)	167,025	165,951
TCI Communications Inc., 8.75%, 08/01/15	35,000	36,619
Time Warner Cable Inc., 8.75%, 02/14/19	100,000	123,785
Time Warner Cable Inc., 8.25%, 04/01/19	290,000	355,001
Venetian Casino Resort LLC Term Loan, 3.25%, 12/16/20 (a)	1,193,985	1,185,532
Viacom Inc., 4.25%, 09/15/15	200,000	204,731
Wynn Las Vegas LLC, 5.38%, 03/15/22	500,000	507,500
Wynn Macau Ltd., 5.25%, 10/15/21 (b)	500,000	470,000

		9,047,663

Consumer Staples 2.0%
Altria Group Inc., 9.70%, 11/10/18 (e)	664,000	843,153
Altria Group Inc., 9.25%, 08/06/19 (e)	111,000	142,662
ConAgra Foods Inc., 1.90%, 01/25/18	800,000	794,670
Kraft Foods Group Inc., 2.25%, 06/05/17	600,000	609,935
Kraft Foods Group Inc., 5.38%, 02/10/20	268,000	304,157
Reynolds American Inc., 1.05%, 10/30/15	950,000	951,157

		3,645,734

Energy 10.1%
AK Transneft OJSC Via TransCapitalInvest Ltd., 8.70%, 08/07/18	1,200,000	1,235,400
Anadarko Petroleum Corp., 6.45%, 09/15/36	800,000	961,355
California Resources Corp., 5.00%, 01/15/20 (b)	250,000	216,875
Canadian Oil Sands Ltd., 7.75%, 05/15/19 (c) (d)	400,000	432,713
Canadian Oil Sands Ltd., 4.50%, 04/01/22 (b)	1,000,000	931,044
CNPC General Capital Ltd., 1.13%, 05/14/17 (a) (b)	600,000	600,953
Dolphin Energy Ltd., 5.50%, 12/15/21 (b)	800,000	900,400
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 04/01/20	1,000,000	1,130,780
Energy Future Intermediate Holding Company LLC Term Loan, 4.25%, 04/28/16 (a)	1,742,057	1,740,977
Enterprise Products Operating LLC, 2.55%, 10/15/19	900,000	890,939
MarkWest Energy Partners LP, 5.50%, 02/15/23	500,000	506,250
MarkWest Energy Partners LP, 4.50%, 07/15/23	200,000	192,500
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19 (b)	400,000	438,000
Novatek OAO via Novatek Finance Ltd., 6.60%, 02/03/21 (b)	200,000	171,000
Petrobras Global Finance BV, 2.60%, 03/17/17 (a)	800,000	738,480
Petrobras Global Finance BV, 3.12%, 03/17/20 (a)	400,000	361,200
Petrobras International Finance Co., 7.88%, 03/15/19	300,000	315,711
Pioneer Natural Resources Co., 6.88%, 05/01/18	1,300,000	1,455,369
Pioneer Natural Resources Co., 7.20%, 01/15/28	200,000	245,561
Plains All American Pipeline LP, 8.75%, 05/01/19	1,000,000	1,245,135
Pride International Inc., 6.88%, 08/15/20	621,000	696,745
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.30%, 09/30/20	619,400	664,307
Rockies Express Pipeline LLC, 3.90%, 04/15/15 (b)	200,000	199,000
Rosneft Finance SA, 7.88%, 03/13/18	500,000	460,881

The accompanying notes are an integral part of the financial statements

Montgomery Street Income Securities, Inc.

Investment Portfolio

December 31, 2014

	Principal Amount ($)†	Value ($)

Sabine Pass Liquefaction LLC, 5.75%, 05/15/24	600,000	588,750
Sinopec Group Overseas Development Ltd., 1.01%, 04/10/17 (a) (b)	900,000	901,204
Targa Resources Partners LP, 5.25%, 05/01/23	400,000	386,000
Transcontinental Gas Pipe Line Co. LLC, 6.40%, 04/15/16	250,000	266,753

		18,874,282

Financials 27.9%
Ally Financial Inc., 3.50%, 01/27/19	800,000	790,400
American Tower Corp., 3.40%, 02/15/19	300,000	305,346
Banco de Credito del Peru, 4.25%, 04/01/23 (b)	200,000	197,500
Banco do Brasil SA, 6.00%, 01/22/20 (b)	500,000	531,250
Banco Santander Brasil SA, 4.50%, 04/06/15	300,000	301,818
Banco Santander Brasil SA, 4.50%, 04/06/15 (b)	600,000	603,636
Banco Santander Chile, 3.75%, 09/22/15 (b)	500,000	507,528
Bank of America Corp., 6.00%, 09/01/17	115,000	126,814
Bank of America Corp., 2.65%, 04/01/19	800,000	805,868
Bank of America NA, 0.65%, 05/08/17 (a)	600,000	599,006
Barclays Bank Plc, 10.18%, 06/12/21 (b)	1,400,000	1,879,625
Barclays Bank Plc, 7.63%, 11/21/22	300,000	328,028
BBVA Bancomer SA, 4.50%, 03/10/16 (b)	500,000	515,000
BBVA Bancomer SA, 6.50%, 03/10/21 (b)	250,000	270,725
Bear Stearns Cos. LLC, 6.40%, 10/02/17	400,000	447,995
BNP Paribas, 7.78% (callable at 100 beginning 07/02/18) (f) (g), EUR	300,000	420,333
BPCE SA, 0.87%, 06/17/17 (a)	500,000	500,823
BPCE SA, 4.63%, 07/11/24 (b)	200,000	194,171
CBA Capital Trust II, 6.02% (callable at 100 beginning 03/15/16) (b) (f) (g)	200,000	208,008
Citigroup Inc., 0.76%, 05/31/17 (a), EUR	800,000	958,267
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 8.38% (callable at 100 beginning 07/26/16) (f) (g)	800,000	853,978
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00% (callable at 100 beginning 06/30/19) (b) (f) (g)	1,000,000	1,287,000
Credit Agricole SA, 7.88% (callable at 100 beginning 01/23/24) (f) (g)	200,000	203,507
Credit Suisse AG, 5.75%, 09/18/25, EUR	300,000	410,208
Export-Import Bank of Korea, 4.00%, 01/11/17	2,700,000	2,830,491
Export-Import Bank of Korea, 4.00%, 01/29/21	200,000	213,963
Ford Motor Credit Co. LLC, 5.63%, 09/15/15	2,000,000	2,063,910
Ford Motor Credit Co. LLC, 3.98%, 06/15/16	500,000	517,816
Goldman Sachs Group Inc., 5.95%, 01/18/18	650,000	722,129
Goldman Sachs Group Inc., 6.15%, 04/01/18	600,000	673,451
Goldman Sachs Group Inc., 6.00%, 06/15/20	2,000,000	2,312,056
HBOS Plc, 6.75%, 05/21/18 (b)	700,000	780,147
Host Hotels & Resorts LP, 6.00%, 11/01/20	450,000	479,841
HSBC Finance Corp., 6.68%, 01/15/21	300,000	355,937
ICICI Bank Ltd., 4.75%, 11/25/16 (b)	300,000	313,523
International Lease Finance Corp., 7.13%, 09/01/18 (b)	1,700,000	1,904,000
Intesa Sanpaolo SpA, 3.13%, 01/15/16	200,000	203,193
IPIC GMTN Ltd., 5.88%, 03/14/21, EUR	200,000	305,104
JPMorgan Chase & Co., 6.10% (callable at 100 beginning 10/01/24) (f) (g)	200,000	199,500
JPMorgan Chase & Co., 0.78%, 04/25/18 (a)	600,000	598,624
JPMorgan Chase & Co., 6.30%, 04/23/19	2,500,000	2,903,937
JPMorgan Chase Bank NA, 0.78%, 05/31/17 (a), EUR	100,000	120,739
JPMorgan Chase Bank NA, 0.65%, 06/02/17 (a)	400,000	398,080
JPMorgan Chase Bank NA, 6.00%, 10/01/17	600,000	665,976
Korea Exchange Bank, 3.13%, 06/26/17 (b)	400,000	411,749
Lazard Group LLC, 6.85%, 06/15/17	500,000	556,634
LBG Capital No.2 Plc, 15.00%, 12/21/19 (h), GBP	100,000	213,840
LeasePlan Corp NV, 3.00%, 10/23/17 (c) (d)	500,000	512,159
Lloyds Banking Group Plc, 7.50% (callable at 100 beginning 06/27/24) (f) (g)	477,000	485,348
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	2,400,000	2,756,592
Morgan Stanley, 6.63%, 04/01/18	900,000	1,025,131

The accompanying notes are an integral part of the financial statements

Montgomery Street Income Securities, Inc.

Investment Portfolio

December 31, 2014

	Principal Amount ($)†	Value ($)

Morgan Stanley, 7.30%, 05/13/19	800,000	948,917
Morgan Stanley, 5.50%, 01/26/20	2,850,000	3,206,618
Novo Banco SA, 5.00%, 04/23/19, EUR	300,000	347,579
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 05/15/17	300,000	265,200
Sberbank of Russia Via SB Capital SA, 5.50%, 07/07/15	400,000	396,000
Sberbank Via SB Capital SA, 5.40%, 03/24/17	600,000	560,250
Shinhan Bank, 4.13%, 10/04/16 (b)	200,000	209,038
SLM Corp., 8.45%, 06/15/18	500,000	557,500
SLM Corp., 5.50%, 01/15/19	200,000	204,500
Springleaf Finance Corp., 6.90%, 12/15/17	500,000	532,500
State Bank of India, 3.25%, 04/18/18 (b)	800,000	810,328
Sumitomo Mitsui Financial Group Inc., 4.44%, 04/02/24 (b)	350,000	362,387
Sydney Airport Finance Co. Pty Ltd., 5.13%, 02/22/21 (b) (e)	2,100,000	2,352,533
UBS AG, 7.63%, 08/17/22	300,000	353,207
UBS AG Stamford, 5.88%, 12/20/17	175,000	195,418
Union Bank NA, 1.00%, 09/26/16 (a)	500,000	502,564
Union Bank NA, 0.63%, 05/05/17 (a)	700,000	699,175
USB Capital IX, 3.50% (callable at 100 beginning 02/23/15) (a) (f)	625,000	503,125
Ventas Realty LP, 3.13%, 11/30/15	100,000	102,035
Weyerhaeuser Co., 7.38%, 10/01/19	1,000,000	1,193,022

		52,072,600

Health Care 1.7%
Boston Scientific Corp., 6.40%, 06/15/16	1,200,000	1,284,265
HCA Inc., 6.50%, 02/15/20	1,700,000	1,904,850

		3,189,115

Industrials 1.8%
Asciano Finance Ltd., 5.00%, 04/07/18 (b)	300,000	322,518
Aviation Capital Group Corp., 7.13%, 10/15/20 (b)	600,000	690,631
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b) (i)	616,000	629,860
Masco Corp., 4.80%, 06/15/15	400,000	406,191
Masco Corp., 6.13%, 10/03/16	300,000	318,150
Masco Corp., 5.85%, 03/15/17	450,000	482,625
Masco Corp., 6.63%, 04/15/18	400,000	436,500

		3,286,475

Information Technology 2.7%
Activision Blizzard Inc. Term Loan B, 3.25%, 09/15/20 (a)	84,750	84,538
Alibaba Group Holding Ltd., 2.50%, 11/28/19 (b)	1,300,000	1,282,472
Avago Technologies Ltd. Term Loan B, 3.75%, 04/01/21 (a)	997,494	992,925
Baidu Inc., 2.75%, 06/09/19	400,000	398,241
Dell Inc. Term Loan B, 3.75%, 09/24/18 (a)	900,000	895,725
Sensata Technologies BV Term Loan, 3.50%, 08/15/21	498,750	498,002
Tencent Holdings Ltd., 3.38%, 05/02/19 (b)	900,000	914,793

		5,066,696

Materials 1.6%
ALROSA Finance SA, 7.75%, 11/03/20 (b)	500,000	470,000
Anglo American Capital Plc, 1.18%, 04/15/16 (a) (c) (d)	400,000	400,402
Georgia-Pacific LLC, 5.40%, 11/01/20 (c) (d)	1,600,000	1,800,381
Metalloinvest Finance Ltd., 5.63%, 04/17/20 (b)	200,000	151,764
West Fraser Timber Co. Ltd., 4.35%, 10/15/24 (c) (d)	100,000	95,583
WR Grace and Co. Term Loan, 0.00%, 02/03/21 (j)	73,393	72,705
WR Grace and Co. Term Loan, 0.00%, 02/03/21 (j)	26,422	26,175

		3,017,010

Telecommunication Services 5.3%
AT&T Inc., 0.68%, 03/30/17 (a)	500,000	499,779
Crown Castle International Co. New Term Loan B, 3.00%, 01/31/21 (a)	895,733	880,058

The accompanying notes are an integral part of the financial statements

Montgomery Street Income Securities, Inc.

Investment Portfolio

December 31, 2014

	Principal Amount ($)†	Value ($)

Crown Castle International Corp., 5.25%, 01/15/23	500,000	510,000
Orange SA, 2.13%, 09/16/15	600,000	604,998
Qtel International Finance Ltd., 4.75%, 02/16/21 (b)	300,000	322,875
Rogers Communications Inc., 7.50%, 03/15/15	179,000	181,362
Telecom Italia Capital SA, 7.00%, 06/04/18	100,000	111,000
Telecom Italia SpA, 7.38%, 12/15/17, GBP	650,000	1,134,207
Telecom Italia SpA, 6.38%, 06/24/19, GBP	300,000	513,904
Telefonica Emisiones SAU, 3.73%, 04/27/15	1,400,000	1,412,337
Verizon Communications Inc., 1.77%, 09/15/16 (a)	700,000	712,691
Verizon Communications Inc., 2.63%, 02/21/20 (b)	1,900,000	1,878,277
Verizon Communications Inc., 4.50%, 09/15/20	1,000,000	1,085,757

		9,847,245

Utilities 1.5%
Duquesne Light Holdings Inc., 6.40%, 09/15/20 (b)	400,000	467,123
Dynegy Finance I Inc., 6.75%, 11/01/19 (b)	250,000	254,375
Florida Power Corp., 5.80%, 09/15/17	195,000	218,032
Korea East-West Power Co. Ltd., 2.50%, 07/16/17 (b)	1,400,000	1,419,141
NRG Energy Inc Term Loan, 2.75%, 07/01/18 (a)	200,000	195,776
Saudi Electricity Global Sukuk Co. 2, 5.06%, 04/08/43 (b)	200,000	203,250

		2,757,697

Total Corporate Bonds (cost $107,642,652)		110,804,517
Non-U.S. Government Agency Asset-Backed Securities 4.8%

Aegis Asset Backed Securities Trust REMIC, (2005, 3, M1), 0.64%, 08/25/35 (a)	790,220	779,101
American Airlines Pass-Through Trust, 4.95%, 01/15/23	377,587	404,490
Banc of America Funding Trust REMIC, (2004, A, 1A3), 2.63%, 09/20/34 (a)	214,938	213,484
Banc of America Mortgage Securities Inc. REMIC, (2005, H, 2A5), 2.69%, 09/25/35 (a)	685,510	629,970
Bayview Commercial Asset Trust, Interest Only REMIC, (2007, 4A, IO), 3.51%, 09/25/37 (a) (b)	3,343,253	150,541
Bear Stearns Adjustable Rate Mortgage Trust REMIC, (2004, 6, 2A1), 2.66%, 09/25/34 (a)	476,949	452,756
Cavalry CLO Ltd., (2014, 5A, A), 1.63%, 01/16/24 (a) (b)	250,000	250,000
Citigroup Mortgage Loan Trust Inc. REMIC, (2004, NCM2, 1CB2), 6.75%, 08/25/34	115,248	126,902
Continental Airlines Inc. Pass-Through Trust, (2009, 1, A), 9.00%, 07/08/16	1,492,721	1,636,395
Credit Suisse First Boston Mortgage Securities Corp. REMIC, (2004, AR8, 2A1), 2.46%, 09/25/34 (a)	573,361	571,066
Credit-Based Asset Servicing and Securitization LLC REMIC, (2006, SC1, A), 0.44%, 05/25/36 (a) (b)	48,872	46,608
IndyMac INDX Mortgage Loan Trust REMIC, (2005, AR14, 2A1A), 0.47%, 07/25/35 (a)	51,755	45,918
Inwood Park CDO Ltd., (2006, 1A, A1A), 0.46%, 01/20/21 (a) (b)	74,593	74,238
Nationstar NIM Ltd. Trust, (2007, A, A), 9.79%, 03/25/37 (k) (l)	22,008	—
Truman Capital Mortgage Loan Trust REMIC, (2006, 1, A), 0.43%, 03/25/36 (a) (b)	1,136,694	1,051,101
United Air Lines Inc. Pass-Through Trust, (2009, 1A, O), 10.40%, 11/01/16	638,057	709,838
Washington Mutual Mortgage Pass-Through Certificates REMIC, (2005, AR16, 1A3), 2.34%, 12/25/35 (a)	1,015,436	963,306
Washington Mutual Mortgage Pass-Through Certificates REMIC, (2006, 5, 2CB1), 6.00%, 07/25/36	1,051,582	802,901
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, 1, A3), 5.00%, 03/25/21	121,237	123,832

Total Non-U.S. Government Agency Asset-Backed Securities (cost $8,738,633)		9,032,447
Government and Agency Obligations 33.2%

Government Securities 33.2%

Municipals 0.3%
California Earthquake Authority, 2.81%, 07/01/19	500,000	499,000

Sovereign 3.6%
Australia Government Bond, 5.50%, 04/21/23, AUD	386,000	381,573
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/21, BRL	4,730,000	1,607,213
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/23, BRL	190,000	63,381
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/25, BRL	3,810,000	1,255,038
Hellenic Republic Government Bond, 2.00%, 02/24/36 (i), EUR	300,000	181,544

The accompanying notes are an integral part of the financial statements

Montgomery Street Income Securities, Inc.

Investment Portfolio

December 31, 2014

	Contracts/ Principal Amount/ Shares ($)†	Value ($)

Italy Buoni Poliennali Del Tesoro, 5.50%, 11/01/22, EUR	2,000,000	3,112,058

		6,600,807

Treasury Inflation Index Securities 1.3%
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note, 2.10%, 09/15/21 (o), EUR	325,305	425,363
U.S. Treasury Inflation Indexed Note, 2.00%, 01/15/26 (o)	1,794,405	2,058,660

		2,484,023

U.S. Treasury Securities 28.0%
U.S. Treasury Bond, 3.63%, 08/15/43	2,500,000	2,941,797
U.S. Treasury Bond, 0.00%, 11/15/43 (m)	1,800,000	791,283
U.S. Treasury Bond, 3.75%, 11/15/43	3,600,000	4,330,123
U.S. Treasury Bond, 3.63%, 02/15/44	1,400,000	1,648,718
U.S. Treasury Bond, 3.38%, 05/15/44	300,000	337,969
U.S. Treasury Bond, 3.13%, 08/15/44 (p)	900,000	968,906
U.S. Treasury Note, 2.75%, 02/15/24 (p)	700,000	736,149
U.S. Treasury Note, 2.25%, 11/15/24 (n) (p)	40,190,000	40,460,037

		52,214,982

U.S. Government Agency Mortgage-Backed Securities 0.0%

Federal Home Loan Mortgage Corp. 0.0%
Federal Home Loan Mortgage Corp. REMIC, 7.00%, 08/15/21	8,431	9,171

Total Government and Agency Obligations (cost $60,523,661)		61,807,983
Purchased Options 0.1%

Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,600, Expiration 12/20/19, BBP	42	119,687
Interest Rate Put Swaption, 3 month LIBOR versus 3.45% fixed, Expiration 09/21/15, BBP (d)	22	24,338

Total Purchased Options (cost $299,932)		144,025
Preferred Stocks 0.1%

CoBank ACB (callable at 100 beginning 01/01/25) (b) (f) (g)	2,000	200,000

Total Preferred Stocks (cost $200,000)		200,000
Short Term Investments 5.2%

Repurchase Agreements 1.7%
Repurchase Agreement with JPM, 0.15% (Collateralized by $1,639,243 U.S. Treasury Inflation Indexed Note, 0.13%, due 04/15/16, value $1,635,465) acquired on 12/30/14, due 01/02/15 at $1,600,013	1,600,000	1,600,000
Repurchase Agreement with JPM, 0.19% (Collateralized by $1,133,579 U.S. Treasury Inflation Indexed Note, 3.88%, due 04/15/29, value $1,628,103) acquired on 12/31/14, due 01/05/2015 at $1,600,025	1,600,000	1,600,000

Certificates of Deposit 3.5%
Banco Bilbao Vizcaya Argentaria, 0.98%, 10/23/15 (a)	500,000	499,437
Banco Bilbao Vizcaya Argentaria, 1.08%, 05/16/16 (a)	500,000	499,507
Credit Suisse, 0.55%, 08/24/15 (a)	500,000	500,078
Credit Suisse, 0.61%, 01/28/16 (a)	800,000	800,376
Intesa Sanpaolo SpA, 1.61%, 04/11/16 (a)	400,000	400,699
Intesa Sanpaolo SpA, 1.65%, 04/07/15	1,500,000	1,502,784

The accompanying notes are an integral part of the financial statements

Montgomery Street Income Securities, Inc.

Investment Portfolio

December 31, 2014

	Principal Amount ($)†	Value ($)

Itau Unibanco, 1.52%, 05/31/16 (a)	2,400,000	2,397,564

Total Short Term Investments (cost $9,799,973)		9,800,445

Total Investments - 102.9% (cost $187,204,851)		191,789,417

Total Forward Sales Commitments- (0.9%) (proceeds $1,675,547)		(1,678,244)

Other Assets and Liabilities, Net (2.0%)		(3,752,237)

Total Net Assets - 100%		186,358,936
Forward Sales Commitments (0.9%)

U.S. Government Agency Mortgage-Backed Securities (0.9%)
Federal National Mortgage Association, 5.50%, 01/15/45, TBA (n)	(1,500,000)	(1,678,244)

Total Forward Sales Commitments (proceeds $1,675,547)		(1,678,244)

(a)	Floating rate note. Floating rate notes are securities whose yields vary with a designated market index or market rate. Rate stated was in effect as of December 31, 2014.
(b)

The Fund’s investment adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, (“1933 Act”) to be liquid based on procedures approved by the Fund’s Board of Directors. As of December 31, 2014, the aggregate value of these liquid securities was $29,957,900 which represented 16.1% of net assets.

(c)	Security is restricted to resale to institutional investors. See Restricted Securities in the Notes to Investment Portfolio.
(d)	The Fund’s investment adviser has deemed this security to be illiquid based on procedures approved by the Fund’s Board of Directors.
(e)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(f)	Perpetual maturity security.
(g)	Interest rate is fixed until stated call date and variable thereafter.
(h)	Convertible security.
(i)	Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2014.
(j)	This variable rate senior loan will settle after December 31, 2014, at which time the interest rate will be determined.
(k)	Security is in default relating to principal and/or interest.
(l)	Non-income producing security.
(m)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(n)

All or a portion of the security was purchased or sold on a delayed delivery basis. As of December 31, 2014, the total payable for investments purchased on a delayed delivery basis was $5,837,114. As of December 31, 2014, the total proceeds for investments sold on a delayed delivery basis were $1,675,547.

(o)	Treasury inflation indexed note. Par amount is adjusted for inflation.
(p)	All or a portion of the security is pledged or segregated as collateral.
†	For fixed income securities, par amounts are listed in United States Dollars unless otherwise noted. Options are quoted in number of contracts.

Currencies:
AUD - Australian Dollar	JPY - Japanese Yen
BRL - Brazilian Real	MXN - Mexican Peso
EUR - European Currency Unit (Euro)	USD - United States Dollar
GBP - British Pound

Abbreviations:
ABS - Asset Backed Securities	LIBOR - London Interbank Offered Rate
CDO - Collateralized Debt Obligation	NIM - Net Interest Margin
CLO - Collateralized Loan Obligation	REMIC - Real Estate Mortgage Investment Conduit
Euribor - Europe Interbank Offered Rate Grade	TBA - To Be Announced (Securities purchased on a delayed
iTraxx - Group of international credit derivative indices monitored by the International Index Company	delivery basis)

Counterparty Abbreviations:
BBP - Barclays Bank Plc
GSB - Goldman Sachs Bank
GSI - Goldman Sachs International

The accompanying notes are an integral part of the financial statements

Montgomery Street Income Securities, Inc.

Notes to Investment Portfolio

December 31, 2014

Restricted Securities. Montgomery Street Income Securities Inc. (the “Fund”) invests in securities that are restricted under the 1933 Act or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. As of December 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Anglo American Capital Plc , 1.18%, 04/15/16	04/09/2014	$400,000	$400,402	0.2%
Canadian Oil Sands Ltd. , 7.75%, 05/15/19	03/30/2012	460,943	432,713	0.2
Daimler Finance North America LLC , 3.88%, 09/15/21	11/03/2014	212,034	213,108	0.1
Georgia-Pacific LLC , 5.40%, 11/01/20	10/28/2010	1,592,306	1,800,381	1.0
LeasePlan Corp NV , 3.00%, 10/23/17	04/08/2014	515,174	512,159	0.3
West Fraser Timber Co. Ltd. , 4.35%, 10/15/24	10/08/2014	100,000	95,583	0.0

		$3,280,457	$3,454,346	1.8%

Schedule of Written Options

	Expiration Date	Exercise Price		Contracts/ Notional Contracts	Value
Foreign Currency Options
Brazilian Real versus USD Call Option, GSB	06/02/2015	BRL	2.70	500,000	$(24,776)
Indian Rupee versus USD Call Option, GSB	06/02/2015	INR	67.00	400,000	(4,724)
Credit Default Swaptions
CDX.NA.IG-22, Put Option, GSI	01/21/2015		0.90	57	(82)
CDX.NA.IG-23, Call Option, GSB	01/21/2015		0.60	56	(1,006)
CDX.NA.IG-23, Put Option, GSB	01/21/2015		0.80	56	(1,559)
iTraxx Europe Main Series 22 Call Option, GSB	01/21/2015		0.60	6	(707)
iTraxx Europe Main Series 22 Call Option, GSB	03/18/2015		0.50	8	(567)
iTraxx Europe Main Series 22 Put Option, BBP	01/21/2015		1.00	6	(33)
iTraxx Europe Main Series 22 Put Option, GSB	01/21/2015		1.20	8	(5)
iTraxx Europe Main Series 22 Put Option, GSB	01/21/2015		1.10	15	(28)
iTraxx Europe Main Series 22 Put Option, GSB	03/18/2015		0.85	8	(1,407)
Index Options
S&P 500 Index Put Option, BBP	12/20/2019		2,300.00	42	(140,219)
Interest Rate Swaptions
Call Swaption, 3-Month LIBOR versus 2.30% fixed, GSB	02/13/2015		N/A	67	(53,409)
Call Swaption, 6-Month Euribor versus 0.35% fixed, GSB	09/08/2015		N/A	38	(15,256)
Call Swaption, 6-Month Euribor versus 0.95% fixed, GSB	03/23/2015		N/A	3	(5,663)
Put Swaption, 3-Month LIBOR versus 2.50% fixed, BBP	09/21/2015		N/A	92	(68,097)
Put Swaption, 3-Month LIBOR versus 2.80% fixed, GSB	02/13/2015		N/A	67	(1,803)
Put Swaption, 6-Month Euribor versus 0.35% fixed, GSB	09/08/2015		N/A	38	(3,433)
Put Swaption, 6-Month Euribor versus 1.55% fixed, GSB	03/23/2015		N/A	3	(92)

				900,570	$(322,866)

Summary of Written Options

	Contracts/ Notional Contracts	Premiums

Options outstanding at December 31, 2013	1,823	$541,431
Options written during the year	2,561,168	507,110
Options closed during the year	(1,204)	(193,324)
Options expired during the year	(1,661,217)	(394,813)

Options outstanding at December 31, 2014	900,570	$460,405

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.

Notes to Investment Portfolio

December 31, 2014

Schedule of Open Futures Contracts

	Contracts Long/ (Short)	Unrealized Appreciation/ (Depreciation)
Euro-Bund Future, Expiration March 2015	(6)	$(15,860)
JPX-Nikkei Index 400, Expiration March 2015	18	14

		$(15,846)

Schedule of Open Forward Foreign Currency Contracts

Counterparty	Currency Purchased/Sold	Settlement Date		Notional Amount	Currency Value	Unrealized Gain/(Loss)
BBP	INR/USD	02/26/2015	INR	50,030,660	$784,144	$(7,606)
GSB	BRL/USD	01/05/2015	BRL	3,304,640	1,243,187	(27,341)
GSB	EUR/USD	02/19/2015	EUR	6,068,000	7,345,847	(219,435)
GSB	JPY/USD	01/05/2015	JPY	466,600,000	3,895,475	(120,988)
GSB	MXN/USD	02/05/2015	MXN	3,056,000	206,732	(17,102)
GSB	MXN/USD	02/05/2015	MXN	10,568,339	714,926	1,322
BBP	USD/AUD	01/05/2015	AUD	(1,333,000)	(1,088,261)	45,494
GSB	USD/BRL	01/05/2015	BRL	(3,774,497)	(1,419,945)	146,055
BBP	USD/BRL	02/03/2015	BRL	(4,085,952)	(1,524,751)	54,849
GSB	USD/BRL	02/03/2015	BRL	(469,857)	(175,336)	(1,819)
GSB	USD/BRL	07/02/2015	BRL	(3,304,640)	(1,181,609)	23,364
GSB	USD/EUR	02/19/2015	EUR	(14,376,000)	(17,403,410)	504,181
GSB	USD/GBP	02/03/2015	GBP	(1,203,000)	(1,874,576)	13,954
GSB	USD/JPY	01/05/2015	JPY	(698,200,00)	(5,829,020)	43,093
GSB	USD/MXN	02/05/2015	MXN	(1,350,000)	(91,325)	2,361
BBP	USD/MXN	02/05/2015	MXN	(6,704,287)	(453,531)	9,320

					$(16,851,453)	$449,702

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying/ Receiving Floating Rate	Fixed Rate	Expiration Date		Notional Amount[1]	Premiums Paid / (Received)	Unrealized (Depreciation)
Over the Counter Interest Rate Swap Agreements
GSB	Brazil Interbank Rate	Paying	12.06%	01/04/2021	BRL	400,000	$1,430	$(727)
GSB	Brazil Interbank Rate	Paying	12.06%	01/04/2021	BRL	600,000	(2,064)	(4,984)
GSB	Brazil Interbank Rate	Paying	11.50%	01/04/2021	BRL	3,400,000	(3,367)	(15,303)
GSB	Eurozone HICP	Receiving	1.05%	09/15/2019	EUR	300,000	1,109	(10,458)
GSB	Eurozone HICP	Receiving	0.90%	10/15/2019	EUR	200,000	(464)	(3,546)
GSB	Eurozone HICP	Receiving	0.90%	10/15/2019	EUR	200,000	(461)	(3,548)
GSB	Eurozone HICP	Receiving	1.00%	10/15/2019	EUR	400,000	(215)	(10,314)
GSB	Eurozone HICP	Receiving	0.90%	11/15/2019	EUR	100,000	(31)	(1,754)
GSB	Eurozone HICP	Receiving	0.90%	11/15/2019	EUR	500,000	83	(9,008)
GSB	Eurozone HICP	Receiving	0.90%	11/15/2019	EUR	200,000	259	(3,830)
GSB	Eurozone HICP	Receiving	0.90%	11/15/2019	EUR	200,000	326	(3,896)

							$(3,395)	$(67,368)

Counterparty	Floating Rate Index	Paying/ Receiving Floating Rate	Fixed Rate	Expiration Date		Notional Amount[1]	Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements
N/A	3-Month Euribor	Receiving	0.40%	03/16/2015	EUR	5,500,000	$(5,587)
N/A	3-Month LIBOR	Paying	2.25%	06/17/2020		4,200,000	(9,397)
N/A	6-Month Australian Bank Bill Short Term Rate	Paying	3.25%	09/21/2017	AUD	18,700,000	161,594
N/A	6-Month Euribor	Receiving	2.00%	09/17/2024	EUR	4,300,000	(526,905)
N/A	British Bankers’ Association Yen LIBOR	Paying	1.00%	09/18/2023	JPY	256,300,000	(92,469)

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.

Notes to Investment Portfolio

December 31, 2014

Schedule of Interest Rate Swap Agreements (continued)

Counterparty	Floating Rate Index	Paying/ Receiving Floating Rate	Fixed Rate	Expiration Date		Notional Amount[1]	Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued)
N/A	British Bankers’ Association Yen LIBOR	Receiving	1.00%	09/20/2024	JPY	130,000,000	$(14,347)
N/A	London-Interbank Offered Rate	Receiving	2.75%	03/18/2025	GBP	1,700,000	(178,239)
N/A	Mexican Interbank Rate	Paying	5.63%	07/07/2021	MXN	900,000	(546)
N/A	Mexican Interbank Rate	Paying	5.61%	07/07/2021	MXN	62,600,000	(19,227)
N/A	Mexican Interbank Rate	Paying	5.84%	09/14/2021	MXN	7,500,000	2,734
N/A	Mexican Interbank Rate	Paying	5.81%	09/29/2021	MXN	3,000,000	1,179
N/A	Mexican Interbank Rate	Paying	5.63%	10/11/2021	MXN	24,200,000	(8,610)

							$(689,820)

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread[3]	Fixed Received Rate[6]	Expiration Date	Notional Amount[1,5]	Value	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - sell protection [2]
BBP	Anadarko Petroleum Corp., 1.00%, 06/20/17	0.57%	1.00%	06/20/2017	$(100,000)	$1,072	$(3,337)	$4,409
GSI	Canadian Natural Resources Ltd., 6.25%, 03/15/38	0.30%	1.00%	12/20/2015	(500,000)	3,566	1,714	1,852
GSI	Federative Republic of Brazil, 12.25%, 03/06/30	2.47%	1.00%	03/20/2024	(100,000)	(11,162)	(10,370)	(792)
GSI	Finmeccanica Finance S.A., 5.75%, 12/12/18	0.95%	5.00%	03/20/2018	(242,011)	31,661	16,724	14,937
GSI	Forest Oil Corp., 7.25%, 06/15/19	50.49%	5.00%	06/20/2017	(500,000)	(279,027)	(13,125)	(265,902)
GSI	Gazprom International BV, 5.63%, 07/22/13	7.12%	1.00%	03/20/2017	(1,000,000)	(122,488)	(83,132)	(39,356)
GSI	KB Home, 9.10%, 09/15/17	2.70%	5.00%	06/20/2019	(300,000)	29,050	24,549	4,501
GSI	Kingdom of Spain, 5.50%, 07/30/17	0.68%	1.00%	12/20/2018	(400,000)	5,025	(22,519)	27,544
GSI	NRG Energy Inc., 8.50%, 06/15/19	1.09%	5.00%	03/20/2017	(200,000)	17,428	(14,306)	31,734
BBP	Petrobas International Finance Co., 8.38%, 12/10/18	4.52%	1.00%	06/20/2018	(400,000)	(43,555)	(18,434)	(25,121)
GSI	Petrobas International Finance Co., 8.38%, 12/10/18	4.42%	1.00%	09/20/2019	(200,000)	(27,554)	(10,922)	(16,632)
BBP	Republic of Italy, 6.88%, 09/27/23	1.03%	1.00%	12/20/2018	(600,000)	(515)	(46,024)	45,509
GSI	Republic of Italy, 6.88%, 09/27/23	1.03%	1.00%	12/20/2018	(200,000)	(171)	(13,026)	12,855
GSI	Republic of Italy, 6.88%, 09/27/23	1.11%	1.00%	06/20/2019	(200,000)	(920)	(1,360)	440
GSI	Republic of Italy, 6.88%, 09/27/23	1.11%	1.00%	06/20/2019	(1,300,000)	(5,984)	9,915	(15,899)
GSI	Republic of Italy, 6.88%, 09/27/23	1.11%	1.00%	06/20/2019	(3,500,000)	(16,111)	9,648	(25,759)
GSB	Russian Federation, 7.50%, 03/31/30	4.78%	1.00%	12/20/2019	(500,000)	(78,449)	(57,322)	(21,127)
BBP	United Mexican States, 5.95%, 03/19/19	0.85%	1.00%	03/20/2019	(300,000)	1,926	(586)	2,512
GSI	United Mexican States, 5.95%, 03/19/19	0.65%	1.00%	09/20/2017	(1,600,000)	15,591	(25,181)	40,772
GSI	United Mexican States, 5.95%, 03/19/19	0.85%	1.00%	03/20/2019	(1,300,000)	8,349	5,532	2,817
BBP	Virgin Media Finance Plc, 4.88%, 02/15/22	2.47%	5.00%	03/20/2021	(363,016)	53,258	16,623	36,635
BBP	Whirlpool Corp., 7.75%, 07/15/16	0.41%	1.00%	03/20/2019	(200,000)	4,952	288	4,664

					$(14,005,027)	$(414,058)	$(234,651)	$(179,407)

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.

Notes to Investment Portfolio

December 31, 2014

Schedule of Credit Default Swap Agreements (continued)

Counterparty	Reference Obligation	Fixed Received Rate[6]	Expiration Date	Notional Amount[1,5]	Value[4]	Unrealized Appreciation / (Depreciation)
Centrally Cleared Credit Default Swap Agreements
Credit default swap agreements - sell protection [2]
N/A	CDX.NA.IG.23	1.00%	12/20/2019	$(2,000,000)	$31,978	$3,771
N/A	CDX.NA.IG.17	1.00%	12/20/2016	(600,000)	9,278	(325)
N/A	CDX.NA.IG.18	1.00%	06/20/2017	(7,100,000)	123,249	18,529
N/A	CDX.NA.IG.19	1.00%	12/20/2017	(43,400,000)	819,198	759,623
N/A	iTraxx Europe Series 22	1.00%	12/20/2019	(2,299,101)	41,549	4,296

				$(55,399,101)	$1,025,252	$785,894

1Notional amount is stated in USD unless otherwise noted.

2If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

3Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

4The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

5The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

6If the Fund is a seller of protection, the Fund receives the fixed rate.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.

Statements of Assets and Liabilities

December 31, 2014

Assets
Investments in securities, at value (cost $187,204,851)	$191,789,417
Cash	586,356
Foreign currency (cost $316,744)	313,968
Receivables:
Investments sold	1,677,278
Forward foreign currency contracts	843,993
Interest	1,808,933
Dividends	1,206
Variation margin on financial derivative instruments	28,229
Dividend reinvestment	99,719
Deposits with brokers and counterparties	1,634,000
Unrealized appreciation on OTC swap agreements	231,181
OTC swap premiums paid	88,232
Other assets	16,112

Total assets	199,118,624

Liabilities
Accrued management and investment advisory fee	119,198
Accrued administrative fee	37,058
Written options, at value (premiums $460,405)	322,866
Payables:
Investment securities purchased	2,401,454
Reverse repurchase agreements	972,000
Payable for treasury roll transactions	5,837,114
Investment forward sales commitments, at value (cost $1,675,547)	1,678,244
Forward foreign currency contracts	394,291
Variation margin on financial derivative instruments	13,747
Deposits from brokers and counterparties	90,000
Unrealized depreciation on OTC swap agreements	477,956
OTC swap premiums received	326,278
Other liabilities	89,482

Total liabilities	12,759,688

Net Asset Value	$186,358,936

Net assets consist of:
Paid-in capital	202,162,674
Undistributed net investment income	302,283
Net unrealized appreciation on investments and foreign currency related items	4,995,823
Accumulated net realized loss	(21,101,844)

Net Asset Value	$186,358,936

Net Asset Value per share ($186,358,936/10,370,895 shares of common stock outstanding, $.01 par value, 30,000,000 shares authorized)	$17.97

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.

Statements of Operations

For the year ended December 31, 2014

Investment income
Income:
Interest	$6,814,382
Dividends	1,206

Total income	6,815,588

Expenses:
Management and investment advisory fee	470,273
Administrative fee	441,220
Directors’ fees and expenses	109,966
Legal	94,066
Stockholder reporting	51,507
Audit fees	47,905
Insurance	47,677
Stockholder services	28,502
NYSE listing fee	24,250
Interest expense	14,145
Custodian fees	11,035
Other	8,800

Total expenses	1,349,346

Net investment income	5,466,242

Realized and unrealized gain (loss) on investment transactions and foreign currency related items
Net realized gain (loss) from:
Investment transactions	1,731,477
Futures contracts	(230,236)
Swap agreements	973,368
Written options contracts	649,624
Foreign currency related items	1,771,124
Net change in unrealized appreciation (depreciation) on:
Investments	287,028
Futures contracts and centrally cleared swap agreements	(656,015)
OTC swap agreements	(222,617)
Written options contracts	358,335
Foreign currency related items	440,330

Net gain on investment transactions and foreign currency related items	5,102,418

Net increase in net assets resulting from operations	$10,568,660

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.

Statement of Changes in Net Assets

Increase (decrease) in net assets	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$5,466,242	$5,154,722
Net realized gain (loss) on investment transactions and foreign currency related items	4,895,357	(71,832)
Net change in unrealized appreciation (depreciation) on investment transactions and foreign currency related items	207,061	(5,166,818)

Net increase (decrease) in net assets resulting from operations	10,568,660	(83,928)
Distributions to stockholders from net investment income	(7,566,445)	(6,738,806)
Distributions to stockholders from return of capital	—	(310,870)

Total distributions	(7,566,445)	(7,049,676)
Fund share transactions:
Reinvestment of distributions	267,402	290,146
Cost of shares repurchased	(245,868)	(397,989)

Net increase (decrease) in net assets from fund share transactions	21,534	(107,843)

Net increase (decrease) in net assets	3,023,749	(7,241,447)
Net assets at beginning of year	183,335,187	190,576,634

Net assets at end of year (including undistributed (excess of distributions over) net investment income of $302,283 and $(440,659), respectively)	$186,358,936	$183,335,187

Other information
Shares outstanding at beginning of year	10,369,576	10,375,675
Shares issued to stockholders in reinvestment of distributions	16,319	17,901
Shares repurchased	(15,000)	(24,000)

Net increase (decrease) in fund shares outstanding	1,319	(6,099)

Shares outstanding at end of year	10,370,895	10,369,576

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.

Financial Highlights

Years Ended December 31,	2014	2013	2012	2011	2010[c]
Selected Per Share Data
Net asset value, beginning of year	$17.68	$18.37	$17.11	$17.12	$16.42

Income from investment operations:
Income [a]	0.66	0.63	0.73	0.86	0.86
Operating expenses [a]	(0.13)	(0.13)	(0.13)	(0.12)	(0.14)

Net investment income [a]	0.53	0.50	0.60	0.74	0.72
Net realized and unrealized gain (loss) on investment transactions	0.49	(0.51)	1.51	(0.04)	0.71

Total from investment operations	1.02	(0.01)	2.11	0.70	1.43

Less distributions from:
Net investment income	(0.73)	(0.68)[d]	(0.85)	(0.71)	(0.73)
Net asset value, end of year	$17.97	$17.68	$18.37	$17.11	$17.12

Per share market value, end of year	$16.44	$15.54	$16.90	$15.43	$15.78

Closing price range on New York Stock Exchange for each share of Common Stock outstanding:
High ($)	16.78	17.76	17.30	16.03	16.78
Low ($)	15.58	15.32	15.38	15.05	14.67
Total Return
Based on market value (%) [b]	10.57	(4.12)	15.22	2.28	12.50
Based on net asset value (%) [b]	6.25	0.35	12.94	4.54	9.12
Ratio to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	186	183	191	177	178
Ratio of net expenses (%)	0.72	0.70	0.72	0.71	0.82
Ratio of net investment income (%)	2.91	2.74	3.35	4.24	4.28
Portfolio turnover rate (%)	103	205	246	49	132
a	Based on average shares outstanding during the year.
b	Total return based on net asset value reflects changes in the Fund’s net asset value during the year. Total return based on market value reflects changes in market price. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount or premium between market price and net asset value.
c	The Fund changed investment adviser effective March 15, 2010.
d	Includes a return of capital distribution of (0.03) per share.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

A. Significant Accounting Policies

Montgomery Street Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company. Pacific Investment Management Company LLC (“PIMCO” or “Adviser”) serves as the investment adviser to the Fund.

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation.   Under the Fund’s valuation policy and procedures, the Fund’s Board of Directors (the “Board”) has delegated the daily operational oversight of the securities valuation function to Jackson Fund Services (“JFS” or “Administrator”), a division of Jackson National Asset Management, LLC. The Board has delegated to the Pricing Committee of JFS (“Pricing Committee”), the authority to approve determinations of fair valuations of securities for which market quotations are not readily available as well as to supervise JFS in the performance of its responsibilities pursuant to the valuation policy and procedures. The Pricing Committee consists of the Fund’s Chief Executive Officer, Chief Financial Officer and Chief Compliance Officer. For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Pricing Committee’s fair valuation determinations are subject to review by the Chair of the Fund’s Valuation Committee on a monthly basis and the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Investments are stated at value determined as of the close of regular trading (generally, 4:00 PM Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by, or at the direction of, the Board. If the pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation for a long position and ask quotation for a short position or an evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system. Fixed income securities with a remaining maturity of sixty days or less maturing at par, are valued at amortized cost, unless it is determined that such price does not approximate market value. Forward foreign currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange. Options traded on an exchange are generally valued at the last traded price as of the close of business on the local exchange. If the last trade is determined not to be representative of fair value, exchange traded options are valued at the last bid. Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange. The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with information obtained from external third party price providers. Over the counter (“OTC”) derivatives, including options and swap agreements, are generally valued by approved pricing services. If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as yield, credit quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings, broker quotes and other relevant data.

Market quotations may not be readily available for certain debt and derivative investments. If market quotations are not readily available or if it is determined that a quotation of an investment does not represent market value, then the investment is valued at a “fair value” as determined in good faith using procedures approved by the Board. Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale. Situations that may require a security to be fair valued may include instances where a security is thinly traded or restricted as to resale. In addition, securities may be fair valued based on the occurrence of a significant event. Significant events may be specific to

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters or government actions. Securities are fair valued based on observable and unobservable inputs including the Administrator‘s own assumptions in determining fair value. Under the procedures approved by the Board, the Administrator may utilize independent pricing services or other sources, including the Fund’s Adviser, to assist in determining the fair value of an investment. Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The value of an investment for purposes of calculating the Fund’s net asset value (“NAV”) can differ depending on the source and method used to determine the value.

Security Transactions, Investment Income and Expenses.   Investment transactions are reported on trade date for financial reporting purposes. Interest income, including level-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date. Expenses are recorded on an accrual basis.

Federal Income Taxes.   The Fund intends to qualify as a “regulated investment company” and to distribute substantially all net investment income and net capital gains, if any, to its stockholders and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Distribution of Income and Capital Gains.   The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions of net investment income are paid quarterly. Net realized gains from investment transactions will be distributed to stockholders at least annually to the extent they exceed available capital loss carryforwards. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience to date, the Fund expects any risk of loss to be remote.

Recent Accounting Pronouncements - In June 2014, FASB released Accounting Standards Update (“ASU”) 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures”. The amendments in this ASU change the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting, which is consistent with the accounting for other repurchase agreements. The amendments also require two new disclosures. The first disclosure requires an entity to disclose information on transfers accounted for as sales in transactions that are economically similar to repurchase agreements. The second disclosure provides increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for the first interim and annual period beginning on or after December 15, 2014. Management is currently evaluating the impact the ASU may have on the Fund’s financial statements.

B. FASB ASC Topic 820, “Fair Value Measurement”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories.

Level 1 includes valuations based on unadjusted quoted prices of identical securities in active markets, including valuations for securities listed on an exchange.

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 generally includes valuations of vendor evaluated debt instruments, broker quotes in active markets, securities valued at amortized cost, centrally cleared swap agreements, modeled OTC derivatives contracts and swap agreements valued by pricing services.

Level 3 includes valuations determined from significant unobservable inputs including the Administrator’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models. Level 3 valuations include securities that are priced based on single source broker quotes, restricted resale due to market events, newly issued or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Administrator regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Administrator challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Administrator uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments in securities and other financial instruments as of December 31, 2014 by valuation level.

	Assets - Investments in Securities
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$110,804,517	$—	$110,804,517
Non-U.S. Government Agency ABS	—	9,032,447	—	9,032,447
Government and Agency Obligations	—	61,807,983	—	61,807,983
Purchased Options	—	144,025	—	144,025
Preferred Stocks	200,000	—	—	200,000
Short Term Investments	—	9,800,445	—	9,800,445

Fund Total	$200,000	$191,589,417	$—	$191,789,417

	Liabilities - Investments in Securities
	Level 1	Level 2	Level 3	Total
Government and Agency Obligations	$—	$(1,678,244)	$—	$(1,678,244)

Fund Total	$—	$(1,678,244)	$—	$(1,678,244)

	Assets - Investments in Other Financial Instruments*
	Level 1	Level 2	Level 3	Total
Open Futures Contracts	$14	$—	$—	$14
Open Forward Foreign Currency Contracts	—	843,993	—	843,993
Centrally Cleared Interest Rate Swap Agreements	—	165,507	—	165,507
OTC Credit Default Swap Agreements	—	231,181	—	231,181
Centrally Cleared Credit Default Swap Agreements	—	786,219	—	786,219

Fund Total	$14	$2,026,900	$—	$2,026,914

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

	Liabilities - Investments in Other Financial Instruments*
	Level 1	Level 2	Level 3	Total
Written Options	$—	$(322,866)	$—	$(322,866)
Open Futures Contracts	(15,860)	—	—	(15,860)
Open Forward Foreign Currency Contracts	—	(394,291)	—	(394,291)
OTC Interest Rate Swap Agreements	—	(67,368)	—	(67,368)
Centrally Cleared Interest Rate Swap Agreements	—	(855,327)	—	(855,327)
OTC Credit Default Swap Agreements	—	(410,588)	—	(410,588)
Centrally Cleared Credit Default Swap Agreements	—	(325)	—	(325)

Fund Total	$(15,860)	$(2,050,765)	$–	$(2,066,625)

* All derivatives are reflected at the unrealized appreciation/(depreciation) on the instrument, except for written options which are reflected at value.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation. The Fund recognizes transfers between levels as of the beginning of the period for financial reporting purposes. There were no transfers into or out of Level 1, 2 or 3 during the year. There were no significant Level 3 valuations for which significant unobservable valuation inputs were developed at December 31, 2014.

C. Investments

Forward Sales Commitments.   The Fund may purchase or sell forward sales commitments. A forward sales commitment involves the Fund entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of a forward sales commitment involves the risk of loss if the value of the security to be purchased declines before the settlement date while the sale of a forward sales commitment involves the risk that the value of the securities to be sold may increase before the settlement date. The Fund may dispose of or renegotiate forward sales commitments after they are entered into, and may close these positions before they are delivered, which may result in a realized gain or loss.

When-Issued/Delayed-Delivery Securities.   The Fund may purchase securities with delivery or payment to occur at a date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until settlement of the trade. Certain risks may arise upon entering into when-issued or delayed-delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

Mortgage-Backed Dollar and Treasury Roll Transactions.   The Fund may sell mortgage-backed or treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price. The Fund may only enter into covered rolls. A “covered roll” is a type of dollar roll for which the Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar roll transaction. During the period between the sale and repurchase, the Fund forgoes interest and principal paid on the mortgage-backed securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. The Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

In a mortgage-backed or treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. Any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

For the 186 days treasury roll securities were outstanding, the average daily balance and the weighted average interest rate for treasury roll securities during the year ended December 31, 2014 were $3,038,346 and 0.04%, respectively. At December 31, 2014, $4,003 of deferred income was included in payable for treasury roll transactions on the Statement of Assets and Liabilities.

Repurchase Agreements.   The Fund may invest in repurchase agreements. In a repurchase agreement, the Fund receives debt securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date. The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Interest earned on repurchase agreements is recorded as interest income to the Fund. When a repurchase agreement is entered into, the Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Reverse Repurchase Agreements.   The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers to a counterparty a security in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Cash received in exchange for securities delivered plus accrued interest to be paid by the Fund are reflected as liabilities on the Statement of Assets and Liabilities. Interest paid is recorded as interest expense to the Fund. The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand of the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements.

For the 193 days reverse repurchase agreements were outstanding, the average daily balance and the weighted average interest rate for reverse repurchase agreements during the year ended December 31, 2014 were $2,178,473 and 0.64%, respectively. The value of reverse repurchase agreements and collateral pledged at December 31, 2014, was as follows:

Counterparty	Payable for Reverse Repurchase Agreement Including Interest Payable	Collateral Amount	Interest Rate Expense	Date of Agreement	Maturity Date
DUB	$972,043	$968,906	0.10%	12/19/14	01/07/15

Illiquid Investments.   Illiquid securities and other investments are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund’s NAV per share. The Fund may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than would the sale of those that are liquid. Illiquid investments also may be more difficult to value, due to the unavailability of reliable market quotations for such investments, and investment in them may have an adverse impact on the NAV.

Restricted Securities.   The Fund may own certain investment securities which are unregistered and thus restricted as to resale. Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, as amended, the Fund has the right to include those securities in such registration generally without costs to the Fund. The Fund normally has no right to require registration of unregistered securities.

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

U.S. Government Agencies or Government Sponsored Enterprises.   The Fund may invest in U.S. government agencies or government sponsored enterprises. U.S. government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury announced the creation of a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

D. Risks

Interest Rate Risk.   Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

Credit Risk.   The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract or repurchase agreement, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to specific risks that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk.   Investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in higher rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Market Risk.   The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities, like common stocks and preferred stocks, generally have greater price volatility than fixed income securities.

Issuer Risk.   The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the markets for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. In such cases, the Fund, due to the difficulty in purchasing and selling illiquid securities and limitations on the Fund’s investments in such securities, may be unable to achieve its desired level of exposure to a certain sector. Foreign (non-U.S.) securities, certain derivatives and securities with substantial market and/or credit risk will tend to have greater exposure to liquidity risk.

Derivatives Risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. When investing in a derivative instrument, the Fund could lose more than the principal amount invested. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

correlate perfectly with the underlying asset, rate or index. The Fund’s Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment. The Fund’s Adviser must correctly predict price, credit or other applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Fund’s Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful. To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

Mortgage-Related and Other Asset-Backed Securities Risk.   Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature and servicing of those assets.

Foreign (Non-U.S.) Investment Risk.   Investments in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscatory taxation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. If the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments in that region.

Emerging Markets Risk.   Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk.   To the extent that the Fund invests directly in foreign (non-U.S.) currencies, in securities that are denominated in foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currencies or instruments with exposure to foreign currencies may reduce the returns of the Fund.

Leveraging Risk.   Certain transactions may give rise to a form of leverage. Such transactions include, among others, reverse repurchase agreements and when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Investment Adviser will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Smaller Company Risk.   The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk.   The Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Investment Adviser and may also adversely affect the ability of the Fund to achieve its investment objectives.

Municipal Project-Specific Risk.   The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in industrial development bonds, or in bonds from issuers in a single state.

Short Sale Risk.   The Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Government, Legislative and Regulatory Risk.   Instability in the financial markets can lead to a number of unprecedented actions that may support certain financial institutions and segments of the financial markets under extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

E. Investment Transaction Agreements and Collateral

Under various agreements, certain investment transactions require collateral to be pledged to/from the Fund and a counterparty or segregated at the custodian. U.S. Treasury Bills and cash (U.S. dollar) are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by the Fund that are used as collateral are identified as such within the Investment Portfolio. Collateral for OTC financial derivative transactions paid to or received from counterparties is included in receivable/payable for deposits with/from brokers and counterparties in the Statement of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”).   The Fund is subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. The Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund’s investment adviser attempts to limit counterparty risk by only entering into Master Agreements with counterparties which the investment adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”).   Master Repo Agreements govern repurchase, reverse repurchase and treasury roll transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Investment Portfolio. The Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase or reverse repurchase agreement.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”).   Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, TBA securities and treasury roll transactions between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. In the ordinary course of business, settlements of transactions, are not typically subject to net settlement, except for TBA pools.

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”).   ISDA Master Agreements govern OTC financial derivative transactions entered into by the Fund’s investment adviser and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Customer Account Agreements.   Customer Account Agreements and related addendums govern cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in centrally cleared derivatives, the investment adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. Variation margin received may not be netted between futures and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

F. Financial Derivative Instruments

Futures Contracts.   The Fund may buy and sell futures on interest rates and currencies. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts.   The Fund may buy and sell (“write”) call and put options on securities, futures, currencies and swap agreements (“swaptions”). An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The risks associated with purchasing options are limited to premiums paid and the

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

failure of the counterparty to honor its obligation under the contract. When the Fund sells (“writes”) a call or put option, the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. Writing put options tends to increase the Fund’s exposure to the underlying instrument. The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in the Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value. There is also the risk the Fund may not be able to enter into a closing transaction if the market is illiquid. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Depending on the exchange on which an exchange traded futures option is traded, premium may be paid/received when purchasing/writing the option or there may be no premium paid/received when purchasing/writing the option. Exchange traded futures options are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Variation margin on these options is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Exchange traded futures options involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate swap agreement. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. Swaptions are illiquid investments.

Options contracts involve, to varying degrees, risk of loss in excess of the premium paid or received recorded by the Fund. The primary risks associated with the use of option contracts on futures contracts involve similar risks to trading in the underlying futures contracts, including the imperfect correlation between the change in value of the securities held by the Fund and the prices of the underlying futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. Certain option contracts entered into by the Fund during the period were traded on public markets that are regulated by the U.S. Commodity Futures Trading Commission (“CFTC”). Similar to futures contracts, counterparty risk to the Fund is reduced since the options on futures contracts traded by the Fund were exchange traded and the exchange’s clearing house, as counterparty to all exchange traded options, guarantees the options contracts against default.

Forward Foreign Currency Contracts.   A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded, which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Fund. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the offsetting currency.

Swap Agreements.   Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO. OTC swaps are typically illiquid investments.

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

Swap agreements are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate. These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap. For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded. The use of centrally cleared swaps may require the Fund to commit initial and variation margin that may otherwise not be required under an OTC swap. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by the Fund. Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities. Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Interest rate swap agreements that the Fund entered into include: fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark and floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate.

The Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Credit Default Swap Agreements. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. As a seller of protection, the Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall. As a seller, the Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If the Fund is a seller or buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay to or receive from the buyer or seller of protection an amount prescribed in that particular swap agreement. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

The Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality. A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market. These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities. These components can be determined based upon various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, the Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding, as of December 31, 2014, for which the Fund is a seller of protection, are disclosed in the Notes to the Investment Portfolio. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset.   FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure, which is categorized as credit, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for the Fund’s derivative investments during the year; (2) A summary table of the fair valuations of the Fund’s derivative instruments categorized by risk exposure, which references the location on the Statement of Assets and Liabilities and the realized and unrealized gain or loss on the Statement of Operations for each derivative instrument as of December 31, 2014; (3) A summary table of derivative instruments and certain investments of the Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statement of Assets and Liabilities as of December 31, 2014; and (4) A table reflecting the Fund’s average monthly derivative volume for the year ended December 31, 2014.

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

Objectives and Strategies. The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its overall investment strategy. The Fund purchased and wrote option contracts to obtain exposure to or hedge changes in interest rates, to obtain exposure to or hedge changes in foreign currencies and to obtain exposure to or hedge changes in inflation. The Fund entered into forward foreign currency contracts to minimize foreign currency risk on portfolio securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities. The Fund entered into credit default swap agreements on corporate issues, sovereign issues and indices to obtain credit exposure.

Derivative Instruments Categorized by Risk Exposure

	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Investments – unaffiliated, at value[2]	$—	$119,687	$—	$24,338	$144,025
Forward foreign currency contracts	—	—	843,993	—	843,993
Variation margin on financial derivative instruments	4,703	—	—	23,526	28,229
Unrealized appreciation on OTC swap agreements	231,181	—	—	—	231,181
OTC swap premiums paid	84,993	—	—	3,239	88,232

	$320,877	$119,687	$843,993	$51,103	$1,335,660
Liabilities:
Options written, at value	$5,395	$140,219	$29,500	$147,752	$322,866
Forward foreign currency contracts	—	—	394,291	—	394,291
Variation margin on financial derivative instruments	304	—	—	13,443	13,747
Unrealized depreciation on OTC swap agreements	410,588	—	—	67,368	477,956
OTC swap premiums received	319,644	—	—	6,634	326,278

	$735,931	$140,219	$423,791	$235,197	$1,535,138
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Unaffiliated investments[2]	$—	$—	$—	$(121)	$(121)
Futures contracts	—	—	—	(230,236)	(230,236)
Swap agreements	315,199	—	—	658,169	973,368
Written option contracts	71,261	12,707	9,528	556,128	649,624
Foreign currency related items	—	—	2,147,795	—	2,147,795

	$386,460	$12,707	$2,157,323	$983,940	$3,540,430
Net change in unrealized appreciation (depreciation) on:
Investments[2]	$—	$(5,799)	$—	$(334,814)	$(340,613)
Futures contracts and centrally cleared swap agreements	(136,588)	14	—	(519,441)	(656,015)
OTC swap agreements	(571,263)		—	348,646	(222,617)
Foreign currency related items	—	—	447,853	—	447,853
Written option contracts	24,142	14,800	(6,201)	325,594	358,335

	$(683,709)	$9,015	$441,652	$(180,015)	$(413,057)

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial Instruments [4]	Collateral [5]	Net Amount [6]	Total Collateral [7]
	Liabilities [3]				Cash	Security

Derivative Assets by Counterparty*
BBP	$347,417	$(241,076)	$(90,000)	$16,341	$90,000	$—
GSB	734,330	(589,615)	—	144,715	—	—
GSI	137,452	(137,452)	—	—	—	—

Derivatives eligible for offset	$1,219,199	$(968,143)	$(90,000)	$161,056
Derivatives not eligible for offset	116,461				$—	$—

	$1,335,660
Derivative Liabilities by Counterparty*
BBP	$241,076	$(241,076)	$—	$—	$—	$—
GSB	589,615	(589,615)	—	—	—	—
GSI	364,422	(137,452)	(226,970)	—	—	576,655

Derivatives eligible for offset	$1,195,113	$(968,143)	$(226,970)	$—
Derivatives not eligible for offset	340,025				$1,634,000	$—

	$1,535,138

	Gross Amount Presented in the Statement of Assets and	Financial Instruments [4]	Collateral [5]	Net Amount [8]	Total Collateral [7]
	Liabilities [8]				Cash	Security

Master Forward Agreement Transaction Assets by Counterparty*
GSC	$7,514,517	$(7,514,517)	$—	$—	$—	$—

	$7,514,517	$(7,514,517)	$—	$—
Master Forward Agreement Transaction Liabilities by Counterparty*
GSC	$7,515,357	$(7,514,517)	$—	$840	$—	$—

	$7,515,357	$(7,514,517)	$—	$840

Average Derivative Volume1

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements

Average monthly volume	$558,181	$32,610,357	$36,294,585	$28,130,721	$73,592,292

1 The derivative instruments outstanding as of December 31, 2014, as disclosed in the Notes to Investment Portfolio and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2014, as disclosed in the Statement of Operations, also serve as indicators of the derivative volume for the Funds.

2 Purchased options market value is reflected in Investments, at value. Realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options are reflected in realized gain (loss) on investments and change in unrealized appreciation (depreciation) on investments, respectively, in the Statement of Operations.

3 Amounts eligible for offset are presented gross in the Statement of Assets and Liabilities.

4 Financial instruments eligible for offset but not offset in the Statement of Assets and Liabilities.

5 Cash and security collateral not offset in the Statements of Assets and Liabilities. For derivative assets and liabilities, amounts do not reflect over-collateralization.

6 For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default. For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

7 Cash and security collateral pledged or segregated for derivative investments. For assets, amount reflects collateral received from or segregated by the counterparty. For liabilities, amount reflects collateral pledged or segregated by the Fund. Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

8 Investment liabilities and assets include delayed delivery securities and secured borrowings. Liabilities reflect amounts payable to the counterparty for the market value of the investments, assets reflect the cost of the investment and the net amount reflects net unrealized gain or loss. The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.

* Counterparties are defined on page 12 in the Investment Portfolio.

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

G. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment securities, excluding U.S. government obligations and short-term investments, aggregated $219,452,977 and $188,138,999 respectively. During the year ended December 31, 2014, purchases and sales of long-term U.S. government obligations aggregated $156,310,292 and $129,371,177, respectively.

Subject to compliance with Rule 17a-7 under the 1940 Act, the Adviser is permitted to cause the Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Adviser.

There are occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or an affiliated company. They are effected only when the Adviser believes that to do so is in the best interest of the Fund and the other accounts participating. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

H. Fees and Agreements

Investment Advisory Agreement.   Pursuant to an Investment Advisory Agreement, the Fund pays PIMCO a quarterly fee at the annual rate of 0.25% of the average daily net assets of the Fund.

Fund Accounting and Administration Services Agreement.   Pursuant to a Fund Accounting and Administration Services Agreement, the Fund pays JFS an annual fee, payable monthly, equal to 0.25% of the average daily value of the net assets of the Fund up to $100 million; 0.20% of the average daily value of the net assets of the Fund from $100 million to $200 million; and 0.15% of the average daily value of the net assets of the Fund over $200 million. JFS makes individuals available to the Fund to serve as its officers. Officers are not directly compensated by the Fund.

Directors’ Fees and Expenses.   The Fund pays each Director of the Board a specified retainer fee plus specified amounts for each Board and Committee meeting attended.

I. Income Tax Matters

The following information is presented on an income tax basis. The timing and characterization of certain income and capital gains are determined in accordance with federal tax regulations, which may differ from GAAP. These differences primarily relate to timing differences in recognizing certain gains and losses on investment transactions and accounting treatment for notional principal contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the components of net assets on the Statement of Assets and Liabilities based on their federal income tax treatment; timing differences do not require reclassification. Permanent differences may include but are not limited to the following: foreign currency reclassifications, paydown reclassifications, accounting treatment of notional principal contracts and distribution adjustments. Timing and permanent differences do not impact the NAV of the Fund. On December 31, 2014 permanent differences increased undistributed net investment income and accumulated realized loss by $2,843,146.

At December 31, 2014, the cost of investments and the components of net unrealized appreciation/(depreciation) were as follows:

Cost of Investments	Gross Unrealized Depreciation	Gross Unrealized Appreciation	Net Unrealized Appreciation
$187,320,497	$(2,374,534)	$6,843,454	$4,468,920

Montgomery Street Income Securities, Inc.

Notes to Financial Statements

December 31, 2014

At December 31, 2014, the components of distributable taxable earnings for U.S. Federal income tax purposes were as follows:

Undistributed Net Ordinary Income	Undistributed Net Long Term Capital Gains	Unrealized Gains*	Capital Loss Carryforward
$818,497	$—	$4,268,073	$(20,890,308)

*Unrealized gains are adjusted for open wash sale loss deferrals, accelerated recognition of unrealized gain/loss on futures, options, forward contracts, and realized and unrealized gain/loss for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

The tax character of distributions paid during the years ended December 31, 2014 and 2013, were as follows:

	Net Ordinary Income*	Long-term Capital Gain	Non- Dividend Distribution
2013	$6,738,806	$—	$310,870
2014	7,566,445	—	—

* Net ordinary income consists of taxable income derived from dividends, interest and net short-term capital gains, if any.

At December 31, 2014, the Fund had unused capital loss carryforwards available for federal income tax purposes which may be applied against any future realized net taxable capital gains or until the respective expiration dates occur as noted below.

Years of Expiration	Amount
2016	$ 9,396,208
2017	11,494,100
Total	$20,890,308

The Fund had $40,391 of capital losses realized from November 1, 2014, through December 31, 2014, which were deferred for tax purposes to January 1, 2015, the first day of the current fiscal year.

FASB ASC Topic 740, “Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Fund recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2011 through 2014 which remain subject to examination, by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Fund’s tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Fund’s financial statements during the year ended December 31, 2014.

J. Share Repurchases

Under the Fund’s limited repurchase program, the Fund is authorized to effect repurchases of its shares in the open market from time to time when the Fund’s shares trade at a discount to their NAV. During the year ended December 31, 2014, the Fund purchased 15,000 shares of common stock on the open market at a total cost of $245,868. The weighted average discount of these purchases, comparing the purchase price to the NAV at the time of purchase, was 9.99%. During the year ended December 31, 2013, the Fund purchased 24,000 shares of common stock on the open market at a total cost of $397,989. The weighted average discount of these purchases, comparing the purchase price to the NAV at the time of purchase, was 9.43%.

K. Subsequent Events

Management has evaluated subsequent events for the Fund through the date the financial statements are issued, and has concluded there are no events that require financial statement disclosure and/or adjustments to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of

Montgomery Street Income Securities, Inc.:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Montgomery Street Income Securities, Inc. (the “Fund”) as of December 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 26, 2015

Montgomery Street Income Securities, Inc.

Dividend Reinvestment and Cash Purchase Plan (“Plan”)

December 31, 2014

All registered stockholders of the Fund’s Common Stock are offered the opportunity of participating in the Plan. Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund’s common stock. The Custodian is the agent (the “Plan Agent”) for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder’s dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder’s holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the “Valuation Date”) equals or exceeds the net asset value per share, the Fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a “Voluntary Cash Investment”) by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder’s account, to Computershare, the Fund’s transfer agent (the “Transfer Agent”). Such additional shares will be purchased on the open market by the Plan Agent or its delegate. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent or its delegate on the date such purchases are affected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent or its delegate to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the Fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor’s behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing Computershare, P.O. Box 43006, Providence, RI 02940-3006, or by calling (877) 437-3938.

Montgomery Street Income Securities, Inc.

Directors and Officers

December 31, 2014

The following table presents certain information regarding the Directors and Officers of Montgomery Street Income Securities, Inc. as of December 31, 2014. Each Director’s and Officer’s age is set forth in parentheses after his or her name. The mailing address for each Director and Officer is 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606. Unless otherwise noted, each Director and Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity. The term of office for each Director is until the next annual meeting of stockholders or until the election and qualification of a successor. Officers are appointed annually by, and serve at the discretion of, the Board of Directors. The Fund’s 2014 proxy statement includes additional information about Directors of the Fund and is available, without charge, upon request, by calling (877) 437-3938.

Non-Interested Directors

Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Fund Complex Overseen
Richard J. Bradshaw (66) Chairman and Director 1991-present	Consultant (2010 – present). Formerly, Partner and Chief Operating Officer of Venrock (venture capital firm) (2008 – 2010), and Executive Director of Cooley LLP (law firm) (1997 – 2008). Chairman of the Board of Directors of the Fund (since 2004).	1
Victor L. Hymes (57) Director 2005-present	Chief Executive Officer, Chief Investment Officer, and Director of Legato Capital Management LLC (investment adviser) (2004 – present).	1
Richard H. Stanton (52) Director 2014-present	Professor of Real Estate and Finance, Haas School of Business, University of California, Berkeley (1991 – present).	1
Wendell G. Van Auken (70) Director 1994-present	Partner Emeritus at Mayfield Fund. Directorship: Advent Software (portfolio software company).	1
Nancy E. Wallace (66) Director 2010-present	Professor of Real Estate and Finance, Haas School of Business, University of California, Berkeley (1986 – present).	1

Montgomery Street Income Securities, Inc.

Directors and Officers

December 31, 2014

Officers

Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Mark D. Nerud (48) President and Chief Executive Officer 2006-present

Chief Executive Officer of Jackson National Asset Management, LLC (“JNAM”) and Jackson Fund Services (“JFS”) (2010 – present); President of JNAM and JFS (2006 – present); President and CEO of investment companies advised by Curian Capital, LLC (“Curian”) (2014 – present); Managing Board Member of Curian and Curian Clearing LLC (2011 – present); President, CEO and Trustee/Manager of investment companies advised by JNAM (2007 – present). Formerly, Managing Board Member of JNAM (2007 – 2010); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (“Jackson”) (2000 – 2009).

n/a
Daniel W. Koors (44) Chief Financial Officer 2006-present

Chief Operating Officer of JNAM and JFS (2011 – present); Senior Vice President of JNAM and JFS (2009 – present); Treasurer and Chief Financial Officer of investment companies advised by Curian (2010 – present); Vice President of investment companies advised by JNAM (2006 – present). Formerly, Chief Financial Officer of JNAM and JFS (2007 – 2011); Treasurer and Chief Financial Officer of investment companies advised by JNAM (2006 – 2011); Assistant Vice President – Fund Administration of Jackson (2006 – 2009).

n/a
Joseph B. O’Boyle (52) Chief Compliance Officer 2012-present

Chief Compliance Officer of investment companies advised by Curian (2012 – present). Formerly, Chief Compliance Officer of Guggenheim Funds (2011 – 2012); Chief Compliance Officer of Calamos Investments (2008 – 2011).

n/a
Diana R. Gonzalez (36) Chief Legal Officer 2013-present

Associate General Counsel of JNAM and JFS (2013 – present); Assistant Vice President of investment companies advised by Curian (2012 – present). Formerly, Senior Attorney of JNAM and JFS (2012 – 2013); Counsel of Sun Life Financial, Inc. (2008 – 2012).

n/a
Emily J. Bennett (31) Secretary 2013-present

Senior Attorney of JNAM and JFS (2013 – present); Assistant Secretary of investment companies advised by Curian (2012 – present). Formerly, Attorney of JNAM and JFS (2011 – 2013); Departmental Specialist, Michigan Public Health Institute (2010 – 2011); Legal Assistant, Guyselman & Ehnis-Clark (2009 – 2010).

n/a

Montgomery Street Income Securities, Inc.

Directors and Officers

December 31, 2014

Officers

Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Danielle A. Bergandine (34) Assistant Secretary 2013-present

Senior Compliance Analyst of JNAM and JFS (2009 – present); Anti-Money Laundering Officer of investment Companies advised by JNAM (2007 – present); Anti-Money Laundering Officer of investment companies advised by Curian (2011 – present). Formerly, Compliance Analyst of JNAM and JFS (2006 – 2009).

n/a

Montgomery Street Income Securities, Inc.

General Information

December 31, 2014

Investment Adviser	Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660

Administrator	Jackson Fund Services 225 West Wacker Drive Chicago, IL 60606

Transfer Agent	Computershare P.O. Box 30170 College Station, TX 77842-3170 (Tel) 1/877/437-3938

Custodian	The Bank of New York Mellon Corporation One Mellon Center Pittsburgh, PA 15258

Legal Counsel	Pillsbury Winthrop Shaw Pittman LLP Four Embarcadero Center San Francisco, CA 94111

Independent Registered Public Accounting Firm	KPMG LLP 200 East Randolph Drive Chicago, IL 60601

Jackson Fund Services

225 West Wacker Drive Suite 1200

Chicago, IL 60606

Presorted Standard

U.S. Postage

PAID

Lancaster, PA

Permit No. 1313

MSIS

(42065 12/14)

Item 2.   Code of Ethics.

As of December 31, 2014, the registrant had adopted a “code of ethics” (as such term is defined in the instructions to Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer. This code is filed as Exhibit 12(a)(1) hereto. There were no substantive amendments or waivers to the code of ethics during the period covered by this report.

Item 3.   Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Victor L. Hymes, Mr. Wendell G. Van Auken, and Ms. Nancy E. Wallace are “audit committee financial experts” (as such term is defined in the instructions to Item 3 of Form N-CSR). Each of these individuals is “independent,” meaning that he or she is not an “interested person” of the registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he or she does not accept any consulting, advisory, or other compensatory fee from the registrant (except in his or her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.   Principal Accountant Fees and Services.

(a) – (d)

KPMG LLP (“KPMG”) was appointed by the Board of Directors as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2013 and December 31, 2014.

The following table sets forth the amount of fees that were billed by the principal accountant for the respective period to the registrant.

Fees for Services Rendered to the Registrant by the Principal Accountant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2013	$44,880	$0	$4,250	$0
2014	$46,405	$0	$4,200	$0

Tax Fees for 2013 and 2014 represent fees for services rendered to the registrant for review of tax returns, quarterly diversification tests, and income and capital gains distributions.

Pacific Investment Management Company (“PIMCO”) is the investment adviser of the registrant. The following table sets for the amount of fees that were billed by the principal accountant for the respective period to any entity controlling, controlled by or under common control with PIMCO that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fees for Services Rendered to Adviser Entities by the Principal Accountant

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2013	$0	$0	$0
2014	$0	$0	$0

(e)(1)	The Audit Committee has adopted procedures for the pre-approval by the Audit Committee of the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and the engagement of the registrant’s independent auditors to provide non-audit services to the registrant’s investment adviser or its related entities that related directly to the registrant’s operations and financial reporting. If time does not permit, the Chairman of the Audit Committee is authorized to pre-approve the engagement of the independent auditors on behalf of the Audit Committee. The independent auditors and the investment adviser are required to report on the initiation of any such engagement at the next regular Audit Committee meeting.

(e)(2)	0%

(f)	Not applicable.

(g)	The aggregate amount of non-audit fees billed by the principal accountant to the registrant and Adviser Entities was $4,250 for 2013, and is detailed in the tables above. The aggregate amount of non-audit fees billed by the principal accountant to the registrant and Adviser Entities was $4,200 for 2014, and is detailed in the tables above.

(h)	For the fiscal years ended December 31, 2013 and December 31, 2014, the Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the respective Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining the respective principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant’s audit committee consists of Wendell G. Van Auken (Chairman), Victor L. Hymes, and Nancy E. Wallace.

(b)	Not applicable.

Item 6.   Investments.

(a)	Included in Report to Stockholders under Item 1.

(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

It is the intention of the registrant to invest exclusively in non-voting securities. Under normal circumstances, the registrant does not intend to exercise conversion, exchange or other rights to purchase common stock or other equity securities, or otherwise to hold voting securities. In the unlikely event that the registrant does come into possession of any voting securities, the registrant intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	As of March 15, 2010 and through the present, Mark R. Kiesel of Pacific Investment Management Company LLC (“PIMCO”) is responsible for the day-to-day investment management of the registrant. Below is a description of Mr. Kiesel’s business experience:

Mark R. Kiesel

Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm’s investment grade, high yield, bank loan, municipal and insurance business as well as credit research. Morningstar named him Fixed-Income Fund Manager of the Year in 2012 and a finalist in 2010. He has written extensively on the topic of global credit markets, founded the firm’s Global Credit Perspectives publication and regularly appears in the financial media. He joined PIMCO in 1996 and previously served as PIMCO’s global head of investment grade corporate bonds and as a senior credit analyst. He has 22 years of investment experience and holds an MBA from the University of Chicago’s Graduate School of Business. He received his undergraduate degree from the University of Michigan.

The other accounts managed by the registrant’s portfolio managers are as follows as of December 31, 2014:

All Accounts

Portfolio Manager	Account Category	Number of Accounts	MV USD ($MM)
Mark R. Kiesel
	Registered Investment Companies	28	227,813.46
	Other Pooled Vehicle	56	56,473.84
	Separate Account	147	75,279.20

Performance Fee Based Accounts

Portfolio Manager	Account Category	Number of Accounts	MV USD ($MM)
Mark R. Kiesel
	Other Pooled Vehicle	10	6,307.87
	Separate Account	19	7,055.36

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

•

Equity or Long Term Incentive Compensation – Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Securities Ownership

The respective portfolio managers were not a beneficial owner of shares of the registrant as of December 31, 2014.

The information in this Item 8(a) was provided by PIMCO.

(b)	Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased(1)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1 – July 31	0	0	n/a	n/a
August 1 – August 31	4,000	16.47	n/a	n/a
September 1 – September 30	0	0	n/a	n/a
October 1 – October 31	0	0	n/a	n/a
November 1 – November 30	3,000	16.59	n/a	n/a
December 1 – December 31	0	0	n/a	n/a

Total	7,000	16.52	n/a	n/a

(1) All purchases were made on the open market pursuant to the registrant’s Repurchase Program and related guidelines.

Item 10.   Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors since the registrant last disclosed such procedures in a Proxy Statement or Form N-CSR.

Item 11.   Controls and Procedures.

(a)	The President/Principal Executive Officer and the Treasurer/Principal Financial Officer of the registrant have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within ninety (90) days of the filing date of this report on Form N-CSR, that such controls and procedures are effective and that the design and operation of such procedures ensures that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the U.S. Securities and Exchange Commission’s rules and forms.

(b)	There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)(1)	Code of Ethics (as defined in Item 2(b) of Form N-CSR).

(2)	Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Montgomery Street Income Securities, Inc.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	March 9, 2015

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer and Principal Financial Officer
Date:	March 9, 2015

EXHIBIT LIST

Exhibit 12(a)(1):	Code of Ethics (as defined in Item 2(b) of Form N-CSR)

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act